UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 28, 2016

_________________________

EL CAPITAN PRECIOUS METALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5871 Honeysuckle Road Prescott, AZ	86305-3764
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

1

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s annual meeting of stockholders held September 28, 2016, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 400,000,000 to 500,000,000 shares. The change in the authorized number of shares of common stock was effected pursuant to an Certificate of Amendment (the “Certificate of Amendment”) filed with the Secretary of State of the State of Nevada on October 4, 2016 and was effective as of such date. The foregoing description of the Amendment is qualified in its entirety by the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its annual meeting of stockholders on September 28, 2016. At the meeting, the registrant’s shareholders took the following actions:

(i)

The stockholders elected the following five directors to serve as members of the registrant’s Board of Directors until the next annual meeting of stockholders:

•     John F. Stapleton

•     Timothy J. Gay

•     Clyde L. Smith

•     Daniel Gabino Martinez

•     Charles C. Mottley

The stockholders present in person or by proxy cast the following numbers of votes in connection with the election of directors:

Nominee	Votes For	Votes Withheld
John F. Stapleton	127,937,525	19,460,867
Timothy J. Gay	128,116,568	19,281,824
Clyde L. Smith	137,852,098	9,546,294
Daniel Gabino Martinez	127,873,277	19,525,115
Charles C. Mottley	117,089,210	30,309,182
In addition to the nominees listed above, the following individuals received votes:
John R. Balding	2,396,000
Larry Balding	275,000
Darren A. Fish	2,396,000
Douglas R. Sanders	5,496,000
Scott L. Sanders	1,571,000
Robert W. Shirk	1,871,000

(ii)	The stockholders ratified the appointment of MaloneBailey, LLP as the independent registered public accounting firm of the registrant for fiscal 2016. There were 264,579,409 votes cast for the proposal; 6,725,991 votes were cast against the proposal; 5,544,117 votes abstained; and there was one broker non-vote; and

(iii)	The stockholders approved an amendment to the registrant’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 400,000,000 to 500,000,000 shares. There were 542,535,254 votes cast for the proposal (of which 365,655,720 shares were cast by the holders of the Company’s Series B Convertible Preferred Stock); 92,361,876 votes were cast against the proposal; 6,825,168 votes abstained; and there were 782,941 broker non-votes. Holders of outstanding shares of Series B Convertible Preferred Stock were entitled to vote such shares at the meeting only with respect to this proposal, and did not have the right to vote such shares on the other proposals brought before the meeting.

2

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ Stephen J. Antol
Date: October 4, 2016		Name: Stephen J. Antol
Title: Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment

4